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                                                                   Exhibit 10.30




                             UNIVERSAL CORPORATION


                         AMENDMENT TO STOCK OPTION AND
                        EQUITY ACCUMULATION AGREEMENTS


     This Amendment dated this 8/th/ day of December, 2000, is made to the Agreement or Agreements listed on Exhibit A (the "Option Agreements", whether one or more) between Universal Corporation (the "Company") and __________ (the "Optionee").

     The Company and the Optionee agree to amend each of the Option Agreements as follows:

1. Paragraph 3 of each Option Agreement is hereby deleted and amended to read in its entirety as follows:

     3.   Date Options Become Exercisable.  Except as provided in subparagraph
          -------------------------------
     6A, any Option granted hereunder may not be exercised until at least six
     (6) months after the date of grant thereof.

2. Subparagraph 6A of each Option Agreement is hereby deleted and amended to read in its entirety as follows:

     A.   Subject to Automatic Exercise Program Termination.  Except for
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     exercises under the Automatic Exercise Program as provided in paragraph 5, the Optionee shall not be able to exercise the Long-Term and Reload Options until the earlier of (i) the date the Program terminates as provided in subparagraph 5G or (ii) the date one (1) year prior to the Expiration Date. On such date, such Options that have vested pursuant to paragraph 3 and that have not been previously exercised under the Automatic Exercise Program may be exercised in the manner provided in this paragraph 6.
     During the one (1) year period prior to the Expiration Date, such Options that have not vested pursuant to paragraph 3 and that have not been previously exercised under the Automatic Exercise Program may only be exercised in the manner provided in this paragraph 6.

3. Except as expressly amended hereby, the Option Agreements shall remain in full force and effect in all respects and are hereby ratified and affirmed.
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     IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by a duly authorized officer, and Optionee has affixed his or her signature hereto.


UNIVERSAL CORPORATION                           OPTIONEE



By: ______________________________________      ______________________________
     William L. Taylor, Vice President and      [Optionee Name]
      Chief Administrative Officer
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                                 EXHIBIT A TO

                             UNIVERSAL CORPORATION

                         AMENDMENT TO STOCK OPTION AND
                        EQUITY ACCUMULATION AGREEMENTS



          1. 1991 Stock Option and Equity Accumulation Agreement dated December 5, 1991, as amended.

          2. 1994 Stock Option and Equity Accumulation Agreement dated December 1, 1994, as amended.

          3. 1997 Stock Option and Equity Accumulation Agreement dated November 20, 1997, as amended.

          4. 1999 Stock Option and Equity Accumulation Agreement dated December 2, 1999.